Supplement Dated February 8, 2021
To The Prospectus Dated April 27, 2020, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity product(s).

Effective April 26, 2021, the JNL/Vanguard Equity Income Fund’s investment objective and investment strategy will change, Wellington Management Company LLP will be appointed as sub-adviser for the Fund, and the Fund’s name will change to the JNL/WMC Equity Income Fund. In connection with these changes, effective April 26, 2021, the Fund will no longer operate as a “feeder fund” seeking to achieve its goal by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), if not all its assets, in shares of the Vanguard Variable Insurance Fund Equity Income Portfolio (“Master Fund”). Effective April 26, 2021, the JNL/WMC Equity Income Fund will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities.

This Supplement is dated February 8, 2021.